================================================================================
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

               PIMCO Commercial Mortgage Securities Trust, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                                    [LOGO OF PIMCO APPEARS HERE]

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                           840 Newport Center Drive
                        Newport Beach, California 92660
                                (800) 927-4648

                   Notice of Annual Meeting of Shareholders

                                April 14, 1999

  NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") will be held at the offices of Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660, on April 14, 1999 at 10:00 a.m., Pacific time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Fund to vote, for the following purposes:

    (1) To elect members to the Board of Directors of the Fund to hold office for the terms specified and until their successors are elected and qualify;

    (2) To ratify the selection of Ernst & Young LLP as independent public accountant of the Fund for its fiscal year ending December 31, 1999; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on March 8, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

  You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors,

                                                     Garlin G. Flynn
                                                        Secretary

Newport Beach, California
Dated: March 19, 1999

  PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND MAIL THE PROXY IN THE MANNER PROVIDED. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION.

                                PROXY STATEMENT

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                           840 Newport Center Drive
                        Newport Beach, California 92660
                                (800) 927-4648

                               ----------------

                        Annual Meeting of Shareholders
                                April 14, 1999

                               ----------------

                                 INTRODUCTION


  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting (the "Meeting") of Shareholders of the Fund to be held at the offices of Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, on April 14, 1999 at 10:00 a.m., Pacific time, and at any adjournment thereof. The approximate mailing date of this Proxy Statement is March 19, 1999. The Fund's Annual Report for the year ended December 31, 1998, including audited financial statements, was recently sent to shareholders. A copy of the report is available upon request free of charge by calling the toll-free number above.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted in favor of Proposals 1 and 2. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

  In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the proxy holders will vote proxies which they are entitled to vote FOR the proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST a proposal to be voted on at such meeting, against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

  The Board of Directors has fixed the close of business on March 8, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Shareholders on the Record Date will be entitled to one vote for each share held. As of the Record Date, the Fund had outstanding 11,007,169 shares of common stock, par value $.001 per share.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated as Class I, Class II and Class III. The current terms of the Class II Directors expire this year. The current terms of the Class I and Class III Directors will expire in 2001 and 2000, respectively, when their respective successors are elected and qualify. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying for up to two years the replacement of a majority of the Board of Directors. Vern O. Curtis and Thomas
P. Kemp, the current Class II Directors, have been nominated for re-election by the Board of Directors to serve another term, which would expire in 2002 (Messrs. Curtis and Kemp collectively are the "Nominees"). The Nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

  It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the Nominees. The Board of Directors of the Fund knows of no reason why any of the Nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board of Directors may recommend. The Board of Directors recommends that shareholders vote FOR the election of the Nominees to the Fund's Board of Directors.

  The following table sets forth certain information concerning each of the Directors of the Fund; however, only the Nominees are standing for election.

  The Class I Directors are:

                        Class I (Term Expiring in 2001):

                                                                             Shares of Common
                                                                            Stock Beneficially
                                                                              Owned and % of
                           Principal Occupation         Position(s) with    total outstanding
Name, Address and Age     and Other Directorships           the Fund         at 3/16/99/(1)/
---------------------  ----------------------------  ---------------------  ------------------
Guilford C. Babcock    Associate Professor of        Director (since 7/93)         -0-
Marshall School of     Finance, University of
Business               Southern California (1968-
University of          present); Trustee, PIMCO
Southern               Funds: Pacific Investment
California             Management Series (1987-
Los Angeles, CA        present); Trustee, PIMCO
90089-1421             Variable Insurance Trust
Age: 67                (1997-present); Director,
                       Growth Fund of America and
                       Fundamental Investors Fund
                       of the Capital Group (1980-
                       present); and Director, Good
                       Hope Medical Foundation
                       (1980-present).

William J. Popejoy     President, Pacific Capital    Director (since 8/95,         -0-
29 Chatham Court       Investors; Chairman, ProPac   and 7/93-2/95)
Newport Beach, CA      (formerly Western Printing,
92660                  1990-present); Trustee,
Age: 61                PIMCO Funds: Pacific
                       Investment Management Series
                       (7/93-2/95 and 8/95-
                       present); Trustee, PIMCO
                       Variable Insurance Trust
                       (1997-present); formerly
                       Director, California State
                       Lottery (1997-1998); and
                       formerly Chief Executive
                       Officer, Orange County,
                       California (2/95-8/95).

  The Class II Directors (Nominees) are:

                       Class II (Term Expiring in 2002):

                                                                             Shares of Common
                                                                            Stock Beneficially
                                                                              Owned and % of
                           Principal Occupation         Position(s) with    total outstanding
Name, Address and Age     and Other Directorships           the Fund         at 3/16/99/(1)/
---------------------  ----------------------------  ---------------------  ------------------
Vern O. Curtis         Private Investor, (1995-      Director (since 2/95)         7,500
14158 N.W. Bronson     present); Trustee,                                         (0.07%)
 Creek Drive           PIMCO Funds: Pacific
Portland, OR 97229     Investment Management
Age: 64                Series (4/87-2/93 and
                       2/95-present); Trustee,
                       PIMCO Variable Insurance
                       Trust (1997-present);
                       Director of Public Storage
                       Business Parks, Inc., a
                       Real Estate Investment
                       Trust; Director, Fresh
                       Choice, Inc. (1996-present);
                       formerly charitable work,
                       The Church of Jesus Christ
                       of Latter-day Saints
                       (1992-1995).

Thomas P. Kemp         Private Investor (1997-       Director (since 7/93)         -0-
1141 Marine Drive      present); Trustee,
Laguna Beach, CA       PIMCO Funds: Pacific
92651                  Investment Management
Age: 68                Series (1987-present);
                       Trustee, PIMCO Variable
                       Insurance Trust
                       (1997-present); formerly
                       Co-Chairman, U.S. Committee
                       to Assist Russian Reform
                       (1992-1997); Director,
                       Union Financial Corp.
                       (1991-1995); Senior
                       Consultant, World Cup 1994
                       Organizing Committee
                       (1990-1994).

  The Class III Directors are:

                      Class III (Term Expiring in 2000):

                                                                             Shares of Common
                                                                            Stock Beneficially
                                                                              Owned and % of
                           Principal Occupation         Position(s) with    total outstanding
Name, Address and Age     and Other Directorships           the Fund         at 3/16/99/(1)/
---------------------  ----------------------------  ---------------------  ------------------
R. Wesley Burns*       Managing Director, PIMCO      President (since             2,000
840 Newport Center     (2/99-present); President     2/94) and Director          (0.02%)
 Drive, Suite 300      (1994-present) and Trustee    (since 11/97)
Newport Beach, CA      (1997-present), PIMCO Funds:
92660                  Pacific Investment
Age: 39                Management Series; President
                       and Trustee, PIMCO Variable
                       Insurance Trust (1997-
                       present); Director, PIMCO
                       Advisors Funds plc (1997-
                       present); formerly Executive
                       Vice President, PIMCO (1996-
                       1999) and formerly Vice
                       President, PIMCO (1989-
                       1995).

Brent R. Harris*       Managing Director, PIMCO      Chairman of the Board        15,000
840 Newport Center     (1993-present); Board of      and Director (since          (0.14%)
 Drive, Suite 300      Governors, Investment         6/93)
Newport Beach, CA      Company Institute (1995-
92660                  present); Director, Harris
Age: 39                Holdings (1992-present);
                       Director, Harris Oil Company
                       (1992-present); Chairman and
                       Trustee, PIMCO Funds:
                       Pacific Investment
                       Management Series (1992-
                       present); Chairman and
                       Trustee, PIMCO Variable
                       Insurance Trust (1997-
                       present).

--------

(1) All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent less than 0.2% of the total shares of common stock outstanding as of March 16, 1999. The Fund's Directors and executive officers in the aggregate beneficially own less than 1% of the Fund's common stock.

 * "Interested person" as defined in the Investment Company Act of 1940 ("Interested Director"). Messrs. Burns and Harris are deemed to be Interested Directors by reasons of their affiliations with PIMCO.

  The Fund has a standing Audit Committee which reviews the scope of the annual audit conducted by the Fund's independent public accountant, the evaluation by such accountant of the accounting procedures followed by the Fund, and compliance by the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, as well as related matters. The Fund's Audit Committee is currently composed of Messrs. Babcock, Curtis, Kemp and Popejoy. During the Fund's fiscal year ended December 31, 1998, the Board of Directors held five meetings (one of which was conducted telephonically), and the Audit Committee held two meetings. The Fund has no nominating committee or other committees. Each Director then in office attended at least 75% of the total number of meetings of the Board and the Audit Committee (if a member).

  The following table provides information concerning the compensation of each of the incumbent Directors who are not Interested Directors of the Fund for services rendered to the Fund during the year ended December 31, 1998.

                                                             Total Compensation
                                                                    from
                                                 Aggregate     Fund and Fund
                                                Compensation     Complex(2)
      Name                                      from Fund(1) Paid to Directors
      ----                                      ------------ ------------------
Guilford C. Babcock............................   $10,500         $78,500
Vern O. Curtis.................................   $11,451         $82,354
Thomas P. Kemp.................................   $10,500         $78,500
William J. Popejoy.............................   $10,500         $78,500

--------

(1) During the fiscal year ended December 31, 1998, the Fund paid each unaffiliated Director who is not an Interested Director an annual retainer of $6,000, $1,000 for each regular Board of Directors, committee, or special meeting attended in person ($500 for each such meeting attended telephonically), and an annual retainer of $500 for a Committee Chairmanship. The Fund also reimbursed such Directors for out-of-pocket expenses relating to attendance at meetings. A separate fee was not paid for attendance at an Audit Committee meeting held in conjunction with a regular or special meeting of the Board of Directors. The aggregate amount of fees paid and expenses reimbursed to Directors for the fiscal year ended December 31, 1998 was $42,951.

(2) The Directors also serve as Trustees of the PIMCO Funds: Pacific Investment Management Series and of the PIMCO Variable Insurance Trust.

    For their services as Trustees of the PIMCO Funds: Pacific Investment Management Series, Messrs. Babcock, Curtis, Kemp, and Popejoy, the Trustees who are unaffiliated with PIMCO or its affiliates, receive an annual retainer of $45,000 plus $3,000 for each Board of Trustees, committee, or special meeting attended in person ($500 for each such meeting attended telephonically), and an annual retainer of $1,500 for a Committee Chairmanship, plus reimbursement of related expenses. For the year ended December 31, 1998, the unaffiliated Trustees as a group received reimbursement of such fees and expenses aggregating $233,952.

    For their services as Trustees of the PIMCO Variable Insurance Trust Messrs. Babcock, Curtis, Kemp and Popejoy receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees, committee, or special meeting attended in person ($250 for each such meeting attended telephonically), and an annual retainer of $500 for a Committee Chairmanship, plus reimbursement of related expenses. For the year ended December 31, 1998, the unaffiliated Trustees as a group received reimbursement of such fees and expenses aggregating $40,951.

  The following table shows the executive officers of the Fund, other than those shown above, their ages, positions with the Fund and principal occupations during the past five years. The executive officers of the Fund are appointed annually by the Board of Directors.

                                 Position with           Principal Occupations
       Name and Age                the Fund           During the Past Five Years
       ------------              -------------        --------------------------
 William C. Powers        Senior Vice President       Managing Director, PIMCO.
  Age 41                  (Since 7/93)

 Jeffrey M. Sargent       Senior Vice President,      Vice President and Manager
  Age 36                  formerly Vice President     of Investment Operations
                          and Secretary (Since 6/93)  Shareholder Services,
                                                      PIMCO.

 Benjamin L. Trosky       Senior Vice President       Managing Director, PIMCO;
  Age 39                  (Since 7/93)                formerly Executive Vice
                                                      President, PIMCO.

 Henrik P. Larsen         Vice President              Manager, Fund
  Age 29                  (Since 2/99)                Administration, PIMCO;
                                                      formerly Supervisor,
                                                      PIMCO.

 William S. Thompson, Jr. Vice President              Chief Executive Officer,
  Age 53                  (Since 7/93)                and Managing Director,
                                                      PIMCO; formerly Managing
                                                      Director, Salomon
                                                      Brothers, Inc.

 Garlin G. Flynn          Secretary                   Specialist, Fund
  Age 52                  (Since 8/95)                Administration, PIMCO;
                                                      formerly Senior Fund
                                                      Administrator, PIMCO; and
                                                      formerly Senior Mutual
                                                      Fund Analyst, PIMCO
                                                      Advisors Institutional
                                                      Services.

 John P. Hardaway         Treasurer                   Senior Vice President and
  Age 41                  (Since 6/93)                Manager of Investment
                                                      Operations Accounting,
                                                      PIMCO; formerly Vice
                                                      President, PIMCO.

 Michael J. Willemsen     Assistant Secretary         Manager, Shareholder
  Age 39                  (Since 2/95)                Support, PIMCO; formerly
                                                      Project Lead, PIMCO;
                                                      formerly Shareholder
                                                      Services Specialist,
                                                      PIMCO.

 Joseph D. Hattesohl      Assistant Treasurer         Vice President and Manager
  Age 35                  (Since 2/95)                of Financial Reporting and
                                                      Taxes, PIMCO; formerly
                                                      Manager of Fund Taxation,
                                                      PIMCO; formerly Director
                                                      of Financial Reporting,
                                                      Carl J. Brown & Co.; and
                                                      formerly Tax Manager,
                                                      Price Waterhouse LLP.

Investment Manager and Administrator

  PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 has served as the Fund's investment manager since the Fund commenced operations on August 27, 1993. PIMCO also serves as administrator to the Fund. PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PIMCO Advisors Holdings L.P.

            PROPOSAL 2: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

  The Board of Directors has selected Ernst & Young LLP as independent public accountant to examine the financial statements of the Fund for the fiscal year ending December 31, 1999. Audit services performed by Ernst & Young LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax returns. The Fund knows of no direct or indirect interest of such firm in the Fund. A representative of Ernst & Young LLP, if requested by any shareholder, will be present at the Meeting and have the opportunity to respond to appropriate questions from shareholders.

  The Board of Directors recommends that shareholders vote FOR the ratification of the selection of Ernst & Young LLP as independent public accountant.

                                 OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            ADDITIONAL INFORMATION

Expenses

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers or agents of the Fund. It is not anticipated that the cost of such supplementary solicitation will exceed $2,000.

Quorum and Votes Required

  The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

  Election of the Directors (Proposal 1) and ratification of the selection of an independent public accountant (Proposal 2) will require the affirmative vote of the holders of a majority of the Fund's shares present (or represented by proxy) and voting at the Meeting.

  Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or both proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of the Directors and FOR the ratification of Ernst & Young LLP as independent public accountant of the Fund for the fiscal year ending December 31, 1999.

Shareholders' Proposals

  A shareholder's proposal intended to be presented at the Fund's Annual Meeting of Shareholders in 2000 must be received by the Fund on or before November 19, 1999, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. A shareholder who wishes to make a proposal at the 2000 annual meeting of shareholders without including the proposal in the Fund's proxy statement must notify the Fund in writing, at the Fund's offices, of such proposal by January 18, 2000. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2000 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors

                                                     Garlin G. Flynn
                                                        Secretary



Dated: March 19, 1999

                                     PROXY

                PIMCO Commercial Mortgage Securities Trust, Inc.

                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 14, 1999


     The undersigned hereby appoints Henrik P. Larsen and Garlin G. Flynn, and each of them, as Proxies with full power of substitution to vote and act with respect to all shares of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") held by the undersigned at the Annual Meeting (the "Meeting") of Shareholders of the Fund to be held at 10:00 a.m., Pacific time, on April 14, 1999, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND. The Board of Directors recommends that you vote FOR the following proposals:
                                   ---

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. Receipt of the Notice of Annual Meeting and
              ---
Proxy Statement is hereby acknowledged.


I. To elect the Nominees listed below to serve as members of the Fund's Board of Directors for the terms expiring in 2002, and until their successors are elected and qualify.

          Vern O. Curtis- Class II
          Thomas P. Kemp - Class II


     [_]  FOR All    [_]  WITHHOLD    [_]  WITHHOLD
                          ALL              NOMINEES
                                           BELOW


          _____________________________________________________________
          Only use to withhold authority to vote on individual Nominees


II. To ratify the selection of Ernst & Young LLP as independent public accountant of the Fund for its fiscal year ending December 31, 1999.


     [_]  FOR        [_]  AGAINST     [_]  ABSTAIN


PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

________________________    ______________________________        ______________
SIGNATURE                   SIGNATURE  (JOINT OWNERS)             DATE


If as attorney, executor, guardian or in some representative capacity, or as an officer of a corporation, please add title as such.